UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 30, 2022

TRxADE HEALTH, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-39199	46-3673928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2420 Brunello Trace Lutz, Florida	33558
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 800-261-0281

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	MEDS	The NASDAQ Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Director or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       Resignation of Howard A. Doss as Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

On March 30, 2022, Howard A. Doss provided notice to the Board of Directors of TRxADE HEALTH, Inc. (the “Company”, “we” and “us”) that he was resigning as Chief Financial Officer (CFO), and consequently, as Principal Financial Officer and Principal Accounting Officer, of the Company effective as of April 2, 2022. Mr. Doss who has been employed as CFO since January 2014, is resigning to spend time with his family and pursue other business opportunities.

(c)       Appointment of Janet Huffman as Chief Financial Officer, Principal Financial Officer and Principal Accounting Officer

On March 31, 2022, the Board of Directors approved the appointment of Ms. Janet Huffman, the Company’s Director of Finance (a non-executive position), as CFO and Principal Financial/Accounting Officer of the Company, effective April 2, 2022, upon effectiveness of Mr. Doss’ resignation.

Ms. Huffman is not party to any material plan, contract or arrangement (whether or not written) with the Company and there are no arrangements or understandings between Ms. Huffman and any other person pursuant to which she was selected to serve as an officer of the Company, nor is she a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except in connection with the Offer Letter, Non-Competition and Confidentiality Agreement and Mutual Nondisclosure Agreement, as discussed below.

Ms. Huffman’s biographical information is included below:

Ms. Huffman, age 50, joined the Company as Director of Finance in February 2022. Ms Huffman has served in various finance roles within the healthcare industry. In 2009, Ms. Huffman joined Infinity Home Care and served as Director of Finance and Regional Director of Operations until 2013. From 2013 to 2014, Ms. Huffman served as Director of Finance for Internal Medicine Associates and from 2014 to 2016, she served as Vice President of Finance for Family Home Health Services. Inc. Starting in February 2017 and continuing through January of 2020, Ms. Huffman served as the CFO for Signature Home Now, a Kentucky based healthcare company, in her role as CFO Ms. Huffman supported the home health division providing financial and operational direction. In January of 2019, Ms. Huffman became one of the founders of Banyan Pediatric Care Centers, Inc serving as its CFO; in 2021 Ms. Huffman led Banyan through a merger with Arboreta Healthcare Inc. continuing as its CFO until February of 2022. She obtained a Bachelor of Arts degree in accounting from the University of South Florida.

On February 3, 2022, the Company, through its wholly-owned subsidiary, Trxade, Inc., entered into an offer letter with Ms. Huffman (the “Offer Letter”), pursuant to which she agreed to become employed as the Director of Finance of Trxade, Inc. The Offer Letter provides for Ms. Huffman to be paid an annual salary of $175,000 per year, increasing to $225,000 in the event that she transitioned to the role of CFO (which transition is effective April 2, 2022). The Offer Letter also provides that she is eligible for yearly discretionary bonuses in cash, stock or equity, in an amount determined in the discretion of the Board of Directors, and may also be eligible for performance bonuses based on Ms. Huffman’s individual performance, without any specific criteria or metrics. If Ms. Huffman leaves Trxade, Inc. within 12 months of the date of employment, Trxade, Inc. agreed to pay her up to $3,000 in COBRA assistance and Trxade, Inc. agreed to pay her up to $10,000 of relocation expenses, which are repayable to Trxade, Inc. if she leaves on her own within 12 months of the date of engagement. Ms. Huffman is eligible to participate in all of Trxade, Inc.’s health, dental, vision and insurance plans, upon completion of 60 days of service. Ms. Huffman also signed the Company’s standard non-compete and confidentiality agreement, providing for a two year non-solicitation and non-compete obligation (prohibiting competition in connection with any business or enterprise that is similar to Trxade, Inc.’s and located or operated in the U.S. or any other country in which Trxade, Inc. does business prior to such termination) following the termination of her employment with Trxade, Inc., and customary confidentiality obligations, and Trxade, Inc.’s standard mutual nondisclosure agreement, in connection with her engagement.

Separate from the Offer Letter, Mr. Huffman is eligible to receive discretionary bonuses, in cash, stock or other equity compensation, from time to time, in the discretion of the Board of Directors or Compensation Committee of the Company. Additionally, her salary may also be increased from time to time, with or without amending her Offer Letter, by the Board of Directors or Compensation Committee of the Company.

The foregoing summary of the material terms of the Offer Letter, Non-Competition and Confidentiality Agreement and Mutual Nondisclosure Agreement, is not complete and is qualified in its entirety by reference to the Offer Letter, Form of Non-Competition and Confidentiality Agreement and Form of Mutual Nondisclosure Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and incorporated by reference in this Item 5.02, in their entirety.

There are no family relationships between any director or executive officer of the Company, including, but not limited to Ms. Huffman.

Exhibit No.	Description

10.1*	Offer Letter dated February 3, 2022, between Trxade, Inc. and Janet Huffman
10.2*	Form of Non-Competition and Confidentiality Agreement (Trxade, Inc.)
10.3*	Form of Mutual Nondisclosure Agreement (Trxade, Inc.)
104	Inline XBRL for the cover page of this Current Report on Form 8-K

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRXADE HEALTH, INC.

Date: April 1, 2022	By:	/s/ Suren Ajjarapu
	Name:	Suren Ajjarapu
	Title:	Chief Executive Officer